SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☐   FILED BY A PARTY OTHER THAN THE REGISTRANT ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12

CYBERONICS, INC.

(Name of Registrant as Specified In Its Charter)

METROPOLITAN CAPITAL ADVISORS, INC.

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

BEDFORD FALLS INVESTORS, L.P.

METROPOLITAN SPV, L.P.

METROPOLITAN SPV GP, L.L.C.

METROPOLITAN CAPITAL ADVISORS, L.P.

METROPOLITAN CAPITAL PARTNERS II, L.P.

KJ ADVISORS, INC.

METROPOLITAN CAPITAL ADVISORS INTERNATIONAL LIMITED

METROPOLITAN CAPITAL PARTNERS III, L.P.

METROPOLITAN CAPITAL III, INC.

METROPOLITAN CAPITAL ADVISORS SELECT FUND, L.P.

METROPOLITAN CAPITAL SELECT, L.L.C.

ERIC J. NESTLER

ARTHUR L. ROSENTHAL

KAREN FINERMAN

JEFFREY E. SCHWARZ

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

October     , 2006

Dear Fellow Stockholders:

The members of The Committee for Concerned Cyberonics, Inc. Shareholders (the “Committee”) have watched with increasing apprehension the events at Cyberonics, Inc. (“Cyberonics” or the “Company”) that have lead to a significant decline in the Company’s stock price. The most recent being the grant of options to senior executives, apparently at a time when the Board of Directors had material information about an FDA approval of the Company’s product that had not been disclosed publicly (so-called “spring-loaded” options). This grant, which we view as highly unethical, has lead directly to investigations of the Company by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney for the Southern District of New York. It has left the Company unable to meet its filing obligations with the SEC, resulted in a potential delisting of the Company’s stock from NASDAQ and the receipt of a notice of default by the trustee for the holders of the Company’s convertible notes. Equally troubling is the inability of senior management to deliver on its forecasts and promises of a return to profitability. Little more than a month ago, management lowered its guidance for the current fiscal year and announced that the Company would not soon return to profitability. This was despite assurances contained in Company issued press releases in February and again in May that Cyberonics would return to profitability by the quarter ending October 2006.

This litany of missteps by senior management and errors in judgment by the Board have lead to what the Committee believes is a serious loss of confidence on the part of the Company’s stockholders and the resulting destruction of stockholder value which is reflected in the Company’s plummeting stock price.

The Committee feels that the Cyberonics Board needs a fresh perspective, one that puts the interests of the stockholders first. The best way to restore confidence in Cyberonics is to replace a portion of the current Board with directors who are truly independent, who are willing to say “No” to senior management when the stockholders’ interests demand such an answer and who are committed to implementing long overdue corporate governance reforms. We believe that our Nominees are such candidates who will bring the skill, energy and experience to the Board of Directors that has been lacking to date. If elected, our Nominees will strive to be catalysts for sorely needed change.

The Committee is seeking your support at the 2006 Annual Meeting of Stockholders. The Committee urges you to vote for change and elect directors who will work to institute necessary reform and put stockholders’ interests first. Please read the enclosed Proxy Statement carefully for more detailed information about our Nominees. If you have any questions or require any assistance with your vote, please contact our proxy solicitor, D.F. King & Co., Inc., at its address and toll-free numbers listed on the back cover of this Proxy Statement.

Thank you for your support,

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GOLD

PROXY CARD, OR NEED ADDITIONAL COPIES OF THE COMMITTEE’S PROXY

MATERIALS, PLEASE CALL EDWARD MCCARTHY AT THE PHONE NUMBERS

LISTED BELOW.

D.F. King & Co., Inc.

Call Toll-Free: (800) 488-8075

Banks and Brokerage Firms Call: (212) 269-5550

2006 ANNUAL MEETING OF THE STOCKHOLDERS

OF

CYBERONICS, INC.

PROXY STATEMENT

OF

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

The members of The Committee for Concerned Cyberonics, Inc. Shareholders (the “Committee”) are concerned about a series of ongoing errors in judgment they believe have been made by the Board of Directors of Cyberonics (the “Cyberonics Board”), which have led to the destruction of stockholder value. The Committee does not believe that the current Cyberonics Board has in the past acted in the best interests of the Company’s stockholders, nor does it believe the Cyberonics Board is sufficiently independent to act successfully in the best interests of its stockholders in the future. The Committee is therefore seeking your support at the annual meeting of stockholders scheduled to be held at                                     ,                     ,                                          , on                                          , 2006, at     :         .M. (local time), including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”) for the following:

1.	To elect the Committee’s slate of director nominees, Eric J. Nestler, Arthur L. Rosenthal and Jeffrey E. Schwarz (our “Nominees”) for a one-year term until the 2007 annual meeting of the Company’s stockholders;

2.	To adopt a resolution ratifying the Cyberonics Board’s appointment of KPMG LLP as the Company’s independent auditors for fiscal year 2007.

Cyberonics has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as                                      , 2006 (the “Record Date”). As of the Record Date, according to Cyberonics, there were                                  shares of common stock of the Company, par value $0.01 per share (the “Shares”) outstanding and entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of Cyberonics is 100 Cyberonics Blvd., Houston, Texas 77058.

As of the Record Date and                                          , 2006, the approximate date on which this proxy statement (this “Proxy Statement”) and the GOLD proxy card are being mailed to stockholders, the members of the Committee were the beneficial owners of an aggregate of 1,844,312 Shares, which currently represent approximately 7.33% of the issued and outstanding Shares. The Committee is composed of Metropolitan SPV, L.P., a Delaware limited partnership (“MetCap SPV”); Metropolitan SPV GP, L.L.C., a Delaware limited liability company (“MetCap SPV GP”); Bedford Falls Investors, L.P., a Delaware limited partnership (“Bedford”); Metropolitan Capital Advisors, L.P., a Delaware limited partnership (“MetCap”); Metropolitan Capital Advisors, Inc., a New York corporation (“MetCap GP”); Metropolitan Capital Partners II, L.P., a New York limited partnership (“Partners II”); KJ Advisors, Inc., a New York corporation (“Partners II GP”); Metropolitan Capital Advisors International Limited, a British Virgin Islands international business company

(“MetCap International”); Metropolitan Capital Partners III, L.P., a Delaware limited partnership (“Partners III”); Metropolitan Capital III, Inc., a Delaware corporation (“Partners III GP”); Metropolitan Capital Advisors Select Fund, L.P., a Delaware limited partnership (“Select”); Metropolitan Capital Select, L.L.C., a Delaware limited liability company (“Select GP”); Jeffrey E. Schwarz, a citizen of the United States of America (“Schwarz”) and Karen Finerman, a citizen of the United States of America (“Finerman”). Each of the foregoing entities and individuals (the “MetCap Entities”) and our Nominees are deemed participants in this proxy solicitation. See “Certain Information Concerning The Participants.”

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE COMPANY’S STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF CYBERONICS CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR ERIC J. NESTLER, ARTHUR L. ROSENTHAL AND JEFFREY E. SCHWARZ.

THIS SOLICITATION IS BEING MADE BY THE COMMITTEE AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF CYBERONICS. THE COMMITTEE IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH THE COMMITTEE IS NOT AWARE OF A REASONABLE TIME BEFORE THE SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY CYBERONICS MANAGEMENT TO CYBERONICS, YOU MAY REVOKE THAT PROXY AND VOTE FOR OUR NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2006 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2006 ANNUAL MEETING TO OUR PROXY SOLICITOR D.F. KING & CO., INC. (“D.F. KING”) OR BY VOTING IN PERSON AT THE 2006 ANNUAL MEETING. SEE “RECORD DATE AND VOTING” ON PAGE 12.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. THE COMMITTEE URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE COMMITTEE’S NOMINEES.

•	If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Committee, c/o D.F. King & Co., Inc., in the enclosed envelope today.

•	If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the GOLD proxy card. The Committee urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to the Committee, c/o D.F. King & Co., Inc., which is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this Proxy Statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions regarding your proxy,

or need assistance in voting your Shares, please call:

Edward McCarthy

D.F. King & Co., Inc.

Call Toll-Free: (800) 488-8075

Banks and Brokerage Firms Call: (212) 269-5550

REASONS FOR OUR SOLICITATION

The Committee currently owns in the aggregate a total of 1,844,312 Shares, representing approximately 7.33% of the issued and outstanding common stock of the Company. As significant stockholders of Cyberonics, our goal is to maximize the value of the Shares for all stockholders. We believe that the Company has a valuable franchise and enviable market position. However, we believe this value has been masked and the Company’s potential remains unrealized due to the lack of credibility of the senior management that has consistently over promised and under delivered and by a Cyberonics Board that continually rewards such behavior with ever increasing compensation.

Our Nominees will provide a much needed independent voice in the Cyberonics boardroom, and will start the process of rebuilding stockholder value. Our Nominees are committed to closely monitoring and promoting the accountability of the Company’s executive officers and advocating corporate governance improvements we believe will facilitate maximizing stockholder value. The Committee believes that the need for change on the Cyberonics Board is long overdue for the following reasons.

CYBERONICS STOCK HAS SIGNIFICANTLY UNDERPERFORMED THE RELEVANT PEER

GROUP IN RECENT YEARS

The Committee determined to seek the election of our Nominees because of the Cyberonics Board’s failure to monitor and demand the proper accountability from senior management, which has resulted in the following poor stock performance:

•	On May 31, 2006, the date that The Committee delivered its notice to the Cyberonics Board of its intent to seek the election of our Nominees, Cyberonics Shares closed at $24.99. On September 8, 2006 (the last day before the Committee disclosed plans to seek election of our Nominees to the Cyberonics Board), the Shares closed at $17.30, representing a 31% drop in the stock price in little more than three months.

•	As of September 8, 2006, Cyberonics’ declining stock price generated losses for its stockholders of approximately 57% and 40% over the last one and three years, respectively.

•	Cyberonics stock has had a return of negative 57.0% in the last year (versus positive 0.6% for the S&P SmallCap Health Care Equipment & Supplies Index) and negative 40.0% in the last three years (versus positive 50.0% for the S&P SmallCap Health Care Equipment & Supplies Index)

The history of poor stock performance is clear in the following charts that show the Company’s performance in the last one year and three years versus the S&P SmallCap Health Care Equipment & Supplies Index, assuming an initial investment of $100 at the beginning of each of those periods.

Comparison of 1 Year Cumulative Total Return (as of September 8, 2006).

Comparison of 3 Year Cumulative Total Return (as of September 8, 2006).

The stock price performance of the Company has been abysmal compared to similar companies in the last three years. Our expectation is that the executive officers should be held accountable for such continued poor performance, but the Cyberonics Board has either been passive in the face of such poor stock performance or has rewarded the behavior of its executive officers with ever increasing compensation.

EXECUTIVE OFFICERS HAVE BEEN REWARDED DESPITE THE COMPANY’S POOR PERFORMANCE AND LAGGING STOCK PRICE

Instead of holding senior management accountable for the Company’s poor performance, the exact opposite has happened. Specifically, the Cyberonics Board:

•	authorized extensions of its existing employment agreements or new agreements with eight executive officers in June 2006.

•	authorized a new five year employment agreement with Mr. Cummins, the Company’s Chief Executive Officer, in August 2005. The new contract gave Mr. Cummins a raise in excess of 50% in his annual base salary to $600,000, a substantial grant of restricted stock and other additional forms of compensation. Under Mr. Cummins’ old employment contract, which still had nearly three years remaining on its term, Mr. Cummins had received a substantial grant of stock options (this was in addition to the grant of “spring-loaded” options he received in June 2004 that triggered the SEC and U.S. Attorney investigations).

With the decline in Cyberonics stock price, the Cyberonics Board should have examined the performance of its executive officers and made changes to help boost the Company’s performance and stock price. However, the Cyberonics Board has indicated through the above actions that it is content with the performance of the current executive officers of the Company. Our Nominees will seek to hold senior management accountable for the Company’s performance.

THE COMPANY HAS DEFICIENT CORPORATE GOVERNANCE PROCEDURES,

HIGHLIGHTED BY THE RECENT OPTIONS SCANDAL

The Company is currently embroiled in an options scandal. The Board was in need of change even before the current scandal broke, but the options scandal has served to underscore the need for reform.

According to press reports, on the day that a Food & Drug Administration (“FDA”) advisory panel was meeting to recommend approval of a Cyberonics application to treat Treatment Resistant Depression, Cyberonics granted stock options to Mr. Cummins, Richard L. Rudolph and Alan D. Totah (who has since left Cyberonics) for 150,000, 10,000 and 10,000 shares, respectively, at an exercise price of $19.58. The FDA panel’s decision was recognized to be of such importance that trading in the Company’s Shares was suspended for the entire day pending the FDA’s announcement. After the FDA panel issued its favorable recommendation, and trading resumed, Cyberonics shares closed at $34.81, a stock price increase of more than 75%. The Cyberonics Board’s stock option grant of these “spring loaded” options gave Mr. Cummins a virtually instantaneous gain of $2.3 million and Dr. Rudolph and Mr. Totah virtually instantaneous gains of $150,000 each. As a result of these option grants:

•	The Company currently faces an inquiry by the Securities and Exchange Commission.

•	The Company has been subpoenaed by the U.S. Attorney’s Office for the Southern District of New York.

•	The Company has been unable to file its annual report on form 10-K for the year ending April 28, 2006.

•	The Company has been unable to file its quarterly report on form 10-Q for the period ending July 28, 2006.

•	The Company has received two determination letters from NASDAQ informing the Company that Cyberonics is subject to delisting.

•	The Company has received notice from the trustee for the Company’s convertible notes stating that the trustee believes the Company is in default under the note indenture.

Regardless of the legality of the issuance of these options, these option grants raise serious questions about the Cyberonics Board’s judgment and its disdain for the interests of stockholders. At a minimum, such behavior shows a serious lapse of judgment on the part of the Cyberonics Board.

In July 2005, apparently frustrated by the failure of the Cyberonics Board to act independently, Ronald A. Matricaria, a non-management director who also served as the Chairman of the Compensation Committee, resigned from the Cyberonics Board, stating,

“I unfortunately cannot support the direction of the governance practices of the Cyberonics board, in particular its practices regarding CEO compensation and succession.”

Shortly thereafter, Cyberonics entered into the new five year employment agreement described above with Mr. Cummins, the CEO. We could not agree more with Mr. Matricaria’s statement, and we believe, as demonstrated by recent events, that matters have only worsened since his resignation.

As stockholders, we need to ask ourselves if this situation is acceptable. The Company has had both ample notice and opportunity to fix the corporate governance deficiencies that have plagued it, but it has chosen to ignore the warning signs and failed to provide the necessary oversight and guidance to the senior management of the Company.

OUR NOMINEES WILL WORK TO FIX THE CORPORATE GOVERNANCE DEFICIENCIES

WITH THE GOAL OF MAXIMIZING STOCKHOLDER VALUE

Our Nominees will, if elected, constitute a minority of the Cyberonics Board, at least until the next Annual Meeting or some other change in composition of the Cyberonics Board. Accordingly, our Nominees will not be able to adopt any measures without the support of at least some members of the current Cyberonics Board. Our Nominees will, however:

•	articulate and raise their concerns about Cyberonics’ corporate governance practices with the rest of the Cyberonics Board members.

•	seek to disentangle the Cyberonics Board from the undue influence of the management of the Company and not govern under the controlling thumb of an imperious chief executive by:

•	taking steps to separate the roles of the Chief Executive Officer and Chairman of the Board

•	instituting appropriate CEO succession planning

•	adopting compensation practices that tie pay to performance.

•	act independently and provide necessary oversight and guidance to the senior management of the Company.

•	provide an independent voice in the boardroom that is necessary to jumpstart the process of re-establishing the Company’s credibility and rebuilding stockholder value.

•	push to make corporate governance changes that are long overdue.

WE BELIEVE THE COMPANY’S CREDIBILITY HAS BEEN BADLY DAMAGED

It seems clear to us that the crucial issue of the credibility of Cyberonics’ management has been identified both outside and inside the Company, as demonstrated by the following:

•	In the Company’s February 2006 conference call with investors, Mr. Cummins referred to the Company’s problems with “expectations management” and said that the Company would get internal and external expectations in line. He went on to say,

“And that’s in essence what we’ve done. Do we have a plan and do we expect to overachieve these numbers that we’ve given you? Of course.”*

•	In a report dated June 8, 2006, a research analyst at Robinson Humphrey wrote the following about Cyberonics:

“In our discussions with institutional investors regarding Cyberonics over the past several years, it seems almost indisputable that management has been its own Achilles Heel, drawing continued criticism over credibility.”*

We could not agree more with the Robinson Humphrey analyst’s assessment. Cyberonic’s stockholders deserve better and that is why we are engaging in this solicitation.

Unfortunately for Cyberonics stockholders, not withstanding senior management’s acknowledgement of their credibility deficit and their effort to reset expectations to a realistic level (something presumptively done in both their February and May press releases and conference calls, in which they projected the Company’s return to profitability by October 2006), in August 2006, the Company once again disappointed investors by disclosing that the Company’s return to profitability would not happen any time soon. Following this announcement, the Company’s stock price dropped 26% from the previous day’s closing price. Our Nominees will work towards the goal of reestablishing the Company’s credibility with all constituencies, including investors, research analysts and regulatory authorities.

In summary, Cyberonics is at a crossroads. Potential competitors in the market for neuromodulation devices are making headway, while Cyberonics is beset by problems arising out of actions taken by current management and overseen by the current Cyberonics Board. In the face of these developments, the Company’s stock price meaningfully lags behind its peers. It is up to us, as Cyberonics stockholders, to send a clear and unmistakable message to the Cyberonics Board that meaningful change is long overdue. By voting for our Nominees, you will join us in sending that message to the Cyberonics Board and help put Cyberonics back on the right course. We ask you to join us in our efforts to fix our Company.

*	The Committee has not received the consent of the author or the publication to use this quote as proxy soliciting material.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Cyberonics Board is currently composed of eight directors. At the Cyberonics 2006 Annual Meeting eight directors will be elected. The Committee is seeking your support at the Annual Meeting to elect our Nominees to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

OUR NOMINEES

The Committee has nominated a slate of highly qualified Nominees who we believe possess the expertise necessary to restore and enhance stockholder value. Our Nominees are independent of the Company in accordance with Securities and Exchange Commission and Nasdaq Stock Market rules on board independence, committed to implementing appropriate corporate governance changes, dedicated to serving the best interest of all stockholders and will not be beholden to the management of the Company. If elected, our Nominees are committed to acting in the best interest of Cyberonics’ stockholders and will pursue their efforts diligently and promptly.

Set forth below are the name, age, business address, present principal occupation, employment history and directorships of publicly-held companies of each of our Nominees for at least the past five years. This information has been furnished to the Committee by the respective Nominees. Each of our Nominees has consented to serve as a director of the Company and be named in this Proxy Statement as a nominee. None of the entities referenced below is a parent or subsidiary of the Company.

Name	Age	Present Principal Occupation and Five Year Employment History
Eric J. Nestler	52	Since 2000, Dr. Nestler has been the Lou and Ellen McGinley Distinguished Professor and Chairman of the Department of Psychiatry at the University of Texas Southwestern Medical Center at Dallas. Dr. Nestler has been very active as a consultant, including work as a Consulting Scientist with Pfizer Pharmaceuticals from 1991-2000, Pharmacia from 1998-2002, Novartis in 2003 and Eli Lilly from 2004-present. Dr. Nestler has served on the editorial board of numerous academic publications. He received his B.S. and M.S. from Yale University in May 1976, summa cum laude in the Department of Molecular Biophysics and Biochemistry, M.Phil. from Yale University in May 1979, Ph.D. from Yale University in May 1982 in the Department of Pharmacology and M.D. from Yale University in May 1983. Dr. Nestler’s principal business address is Dept. Psychiatry, UT Southwestern Medical Center, 5323 Harry Hines Blvd., Room NC6.102N, Dallas, TX 75390-9070.

Arthur J. Rosenthal	59	Dr. Rosenthal has served as Chairman of Labcoat, Ltd. since January 2002 and CEO from January 2005. He was a Sr. VP, Corporate Officer and Chief Development Officer of Boston Scientific Corporation and from January 1994 though May 2000, he was a Sr. VP, Chief Scientific Officer and Executive Committee Member of Boston Scientific Corporation until his retirement in January 2005. Dr. Rosenthal currently serves as a non-executive director and Chairman of the Remuneration Committee for Renovo, Ltd., a UK publicly-traded pharmaceutical company. Dr. Rosenthal received his B.A. in Bacteriology and Chemistry from the University of Connecticut in 1968 and his Ph.D. in Biochemistry from the University of Massachusetts 1973. Dr. Rosenthal’s primary address is Labcoat, Ltd. Ballybrit Business Park, Unit 4, Galway, Ireland.

Name	Age	Present Principal Occupation and Five Year Employment History
Jeffrey E. Schwarz	48	Since 1992, Mr. Schwarz has been the Chief Executive Officer of Metropolitan Capital Advisors, Inc., the general partner of a registered investment advisor. Since 1995, Mr. Schwarz has been the Chief Executive Officer of KJ Advisors, Inc., the general partner of a registered investment advisor. Since 1996, Mr. Schwarz has been the Chief Executive Officer of Metropolitan Capital III, Inc., the general partner of a registered investment advisor. Mr. Schwarz has served as non-executive Co-Chairman of the Board of Directors of Bogen Communications International, Inc. (“Bogen”), a provider of sound systems and telephone peripherals for commercial, industrial and institutional applications that was formerly listed on the NASDAQ and is also a member of Bogen’s Audit, Compensation and Executive Committees. Mr. Schwarz graduated summa cum laude from the University of Pennsylvania’s Wharton School, earning his B.S. in Economics in 1980 and his M.B.A. in 1981. Mr. Schwarz’s principal business address is 660 Madison Avenue, 20th Floor, New York, NY 10021.

Other than as disclosed in this Proxy Statement or in the Schedule 13D filed by the Committee with the Securities and Exchange Commission, available at the Commission’s website www.sec.gov, none of the Participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cyberonics, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

The Committee is seeking the authority to vote for the Nominees and the nominees of Cyberonics management to the Cyberonics Board. Dr. Nestler, Dr. Rosenthal and Mr. Schwarz will replace             ,              and              on the Cyberonics Board. Furthermore, the Committee will provide you an opportunity to withhold authority with respect to any other Cyberonics nominee by writing in the name of such nominee in the GOLD proxy card. Information about the nominees of Cyberonics management may be found in the proxy statement filed by the Company with the Securities and Exchange Commission on                  , 2006 (the “Company Proxy Statement”). There is no assurance that the nominees of Cyberonics management will serve if elected with any of our Nominees.

Our Nominees understand that, if elected as directors of Cyberonics, each of them will have an obligation under Delaware law to discharge his duties as a director in good faith, consistent with his fiduciary duties to Cyberonics and its stockholders. Because the Committee is comprised of significant stockholders of the Company, its interests are aligned with all stockholders.

Our Nominees will, if elected, constitute a minority of the Cyberonics Board, at least until the 2007 Annual Meeting or some other change in composition of the Cyberonics Board. Accordingly, our

Nominees will not be able to adopt any measures without the support of at least some members of the current Cyberonics Board. Our Nominees therefore should be expected to articulate and raise their concerns about Cyberonics’ corporate governance practices with the rest of the Cyberonics Board members. Our Nominees would seek to work with the existing members of the Cyberonics Board.

There can be no assurance that the actions our Nominees intend to take as described above will be implemented if they are elected or that the election of our Nominees will improve the Company’s business or otherwise enhance stockholder value. Your vote to elect our Nominees will have the legal effect of replacing three incumbent directors of Cyberonics with our Nominees.

The Committee does not expect that our Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees. In addition, the Committee reserves the right to nominate substitute persons if Cyberonics makes or announces any changes to the Cyberonics Bylaws or Certificate of Incorporation or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominees. In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.

WE STRONGLY RECOMMEND THAT YOU VOTE

“FOR” THE ELECTION OF OUR NOMINEES

OTHER PROPOSAL

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

At the Annual Meeting, the Company will be soliciting proxies to ratify the Cyberonics Board’s appointment of KPMG LLP as independent auditors to report on the consolidated financial statements of the Company for the 2007 fiscal year and to perform such other services as may be required of them. Please refer to the Company Proxy Statement for a detailed discussion of this proposal. The Committee does not object to the ratification of the Cyberonics Board’s appointment of KPMG LLP as the Company’s independent auditors.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including, without limitation, nominating additional persons for directorships, or making other proposals as may be appropriate to address any action of the Cyberonics Board not publicly disclosed prior to the date of this Proxy Statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

RECORD DATE AND VOTING

According to the Company Proxy Statement, as of             , 2006, the Company had outstanding              Shares entitled to be voted at the Annual Meeting. Each share is entitled to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on              , 2006 will be entitled to vote at the Annual Meeting. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered with respect to those shares the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to submit your voting proxy directly to the Company using the enclosed proxy card or to vote in person at the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” These proxy materials are being forwarded to you by your broker who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker to vote your shares, and your broker or nominee has enclosed a voting instruction card for you to use. If your shares are held by a broker or nominee, please return your voting card as early as possible to ensure that your shares will be voted in accordance with your instructions. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting.

Under Delaware law and the Company’s Bylaws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the shares entitled to vote. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary voting power with respect to this election of directors. Therefore, broker non-votes will not be counted in this election of directors.

The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Cyberonics Board. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. For each other item properly presented for a vote, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Abstentions and broker non-votes are not counted as votes present for the purpose of electing directors. With respect to the matters other than the election of directors, broker non-votes are not considered to be shares present, but abstentions are considered to be shares present and, therefore, abstentions will have the effect of votes against the proposal. Stockholders of record may appoint proxies to vote their shares by signing, dating and mailing the GOLD proxy card in the envelope provided.

If your shares are held in the name of a Custodian and you want to vote in person at the 2006 Annual Meeting, you may specially request a document called a “legal proxy” from the Custodian and bring it to the 2006 Annual Meeting. If you need assistance, please contact our proxy solicitor toll-free at (800) 488-8075.

Shares represented by properly executed, but unmarked, GOLD proxy cards will be voted at the Annual Meeting as marked and will be voted FOR the election of our Nominees to the Cyberonics Board and nominees of Cyberonics management to the Cyberonics Board, other than             ,              and             , and FOR the other proposal described herein, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect our Nominees and to approve the other proposal described herein. Stockholders should refer to the Company Proxy Statement for the names, backgrounds, qualifications and other information concerning the nominees of Cyberonics management.

REVOCATION OF PROXIES

Stockholders of Cyberonics may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Committee in care of D.F. King & Co., Inc. at the address set forth on the back cover of this Proxy Statement or to Cyberonics at 100 Cyberonics Blvd., Houston, Texas 77058 or any other address provided by Cyberonics. Although a revocation is effective if delivered to Cyberonics, the Committee requests that either the original or photostatic copies of all revocations be mailed to the Committee in care of D. F. King & Co., Inc. at the address set forth on the back cover of this Proxy Statement so that the Committee will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, D. F. King & Co., Inc. may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of our Nominees and approval of the other proposal described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE CYBERONICS BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

ADDITIONAL INFORMATION

The principal executive offices of Cyberonics, Inc. are located at 100 Cyberonics Blvd., Houston, Texas 77058. Except as otherwise noted herein, the information concerning Cyberonics has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

The principal executive offices of the MetCap Entities are located at 660 Madison Avenue, 20th Floor, New York, NY 10021.

MetCap SPV is primarily engaged in the business of acquiring, directly or indirectly, Shares. MetCap SPV GP is primarily engaged in the business of acting as the general partner of MetCap SPV. Bedford is primarily engaged in the business of investing in securities. MetCap is primarily engaged in the business of acting as the general partner of Bedford. MetCap GP is primarily engaged in the business of acting as the general partner of MetCap. Partners II is primarily engaged in the business of acting as an investment manager for certain of the MetCap Entities and certain separately managed accounts (the “Separate Accounts”). Partners II GP is primarily engaged in the business of acting as the general partner of Partners II. MetCap International is primarily engaged in the business of investing in securities. Partners III is primarily engaged in the business of acting as the investment manager for MetCap International. Partners III GP is primarily engaged in the business of acting as general partner of Partners III. Select is primarily engaged in the business of investing in securities. Select GP is primarily engaged in the business of acting as general partner of Select.

Schwarz and Finerman are primarily engaged in the business of serving as the managing members and senior executive officers, as the case may be, and founders of each of MetCap GP, Partners II GP, Select GP, Partners III GP and MetCap SPV GP, and also own greater than a majority of the equity interests of each of the foregoing entities, and as such, may be deemed to be the controlling persons of the other MetCap Entities.

Additional information about the Committee and the MetCap Entities may be found in the Schedule 13D filed by The Committee with the Securities and Exchange Commission on September 11, 2006, available at the Commission’s website www.sec.gov.

PROXY SOLICITATION; EXPENSES

Executed proxies may be solicited in person, by mail, advertisement, telephone, telecopier, telegraph or email. Solicitation may be made by the Committee, including our Nominees, employees of the MetCap Entities and their affiliates, none of whom will receive additional compensation for such solicitation. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses.

In addition, the Committee has retained D. F. King & Co., Inc. to solicit proxies on our behalf in connection with the 2006 Annual Meeting. D. F. King will employ approximately              people in its efforts. We have agreed to reimburse D.F. King for its reasonable expenses and to pay to D.F. King a fee of up to $            .

The entire expense of our proxy solicitation is being borne by the Committee. In the event that our Nominees are elected to the Cyberonics Board, we will seek reimbursement of such expenses from Cyberonics and will not submit such reimbursement to a vote of stockholders. In addition to the engagement of D. F. King described above, costs related to the solicitation of proxies include expenditures for printing, postage, legal and related expenses are expected to be approximately $            , of which approximately $100,000 has been paid to date.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Each member of the Committee is a participant in this solicitation.

As of September 11, 2006, each of MetCap SPV; Bedford; Partners II; Select; and MetCap International beneficially and directly owns 798,512; 300,000; 484,600; 15,500; and 245,700 Shares, respectively, except to the extent that the other participants as described below may be deemed to have beneficial ownership with regard to such Shares.

MetCap SPV GP, as the general partner of MetCap SPV, may be deemed to beneficially own the Shares that MetCap SPV beneficially owns. Each of MetCap GP, as the general partner of MetCap, and MetCap, as the general partner of Bedford, may be deemed to beneficially own the Shares that Bedford beneficially owns. Partners II GP, as the general partner of Partners II, may be deemed to beneficially own the Shares that Partners II beneficially owns. Select GP, as the general partner of Select, may be deemed to beneficially own the Shares that Select beneficially owns. Each of Partners III GP, as the general partner of Partners III, and Partners III, as the investment manager for MetCap International, may be deemed to beneficially own the Shares that MetCap International beneficially owns.

Schwarz and Finerman, as the managing members and senior executive officers, as the case may be, and founders of each of MetCap GP; Partners II GP; Select GP; Partners III GP and MetCap SPV GP may be deemed to beneficially own the Shares that MetCap SPV; MetCap; Bedford; Partners II; Select; Partners III and MetCap International beneficially own.

Neither Dr. Nestler nor Dr. Rosenthal beneficially own any shares of the Company.

For information regarding purchases and sales of securities of Cyberonics during the past two years by the members of the Committee, see Schedule I.

No Nominee is involved in any material pending legal proceedings with respect to the Company. Except for what is set forth above, there is no other arrangement or understanding between any Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director. None of our Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company.

The Committee reserves the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Securities and Exchange Act of 1934, as amended. The members of the Committee will pay the expenses of the solicitation in accordance with their pro rata shareholdings.

Except as set forth in this Proxy Statement (including Schedule I hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of Cyberonics; (iii) no participant in this solicitation owns any securities of Cyberonics which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Cyberonics during the past two years; (v) no part of the purchase price or market value of the securities of Cyberonics owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Cyberonics, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Cyberonics; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Cyberonics; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of Cyberonics’ last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Cyberonics or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Cyberonics or its affiliates, or with respect to any future transactions to which Cyberonics or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which our Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

THE COMMITTEE HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY PROXY STATEMENT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT, INFORMATION REGARDING STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING, BIOGRAPHICAL INFORMATION ON CYBERONICS’ DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION

CONCERNING EXECUTIVE COMPENSATION, AND AN ANALYSIS OF CUMULATIVE TOTAL RETURNS ON AN INVESTMENT IN SHARES DURING THE PAST FIVE YEARS. STOCKHOLDERS SHOULD REFER TO THE COMPANY PROXY STATEMENT IN ORDER TO REVIEW THIS DISCLOSURE.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

Dated:                          , 2006

Sincerely,

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

BEDFORD FALLS INVESTORS, L.P.	METROPOLITAN SPV, L.P.

METROPOLITAN CAPITAL ADVISORS, INC.	METROPOLITAN CAPITAL PARTNERS II, L.P.

METROPOLITAN CAPITAL ADVISORS INTERNATIONAL LIMITED	KAREN FINERMAN

JEFFREY E. SCHWARZ

SCHEDULE I

TRANSACTIONS IN SECURITIES OF CYBERONICS

DURING THE PAST TWO YEARS

EXCEPT AS OTHERWISE SPECIFIED, ALL PURCHASES AND SALES WERE MADE IN THE OPEN MARKET.

Owner	Transaction	Trade Date	No of Shares	Note
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/12/2006	3,000.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/14/2006	1,500.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/23/2006	1,000.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/28/2006	4,000.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	8/30/2006	6,000.00
Metropolitan SPV L.P.	purchase	8/28/2006	60,000.00
Metropolitan SPV L.P.	purchase	8/28/2006	150,000.00
Metropolitan SPV L.P.	purchase	8/28/2006	150,000.00	* Privately negotiated transaction
Metropolitan SPV L.P.	purchase	8/29/2006	15,300.00	* Privately negotiated transaction
Metropolitan SPV L.P.	purchase	8/30/2006	47,912.00
Metropolitan SPV L.P.	purchase	8/31/2006	44,400.00
Metropolitan SPV L.P.	purchase	9/1/2006	49,600.00
Metropolitan SPV L.P.	purchase	9/5/2006	36,900.00
Metropolitan SPV L.P.	purchase	9/6/2006	87,100.00
Metropolitan SPV L.P.	purchase	9/7/2006	84,900.00
Metropolitan SPV L.P.	purchase	9/8/2006	72,400.00
Bedford Falls	purchase	10/26/2004	4,000.00
Bedford Falls	sale	12/2/2004	4,000.00
Bedford Falls	sell short	1/20/2005	1,620.00
Bedford Falls	sell short	1/21/2005	8,380.00
Bedford Falls	cover short	1/21/2005	10,000.00
Bedford Falls	purchase	1/23/2006	10,000.00
Bedford Falls	purchase	1/26/2006	2,500.00
Bedford Falls	sale	2/17/2006	12,500.00
Bedford Falls	purchase	3/15/2006	30,000.00
Bedford Falls	purchase	4/24/2006	10,000.00
Bedford Falls	purchase	5/1/2006	600.00
Bedford Falls	purchase	5/1/2006	1,900.00
Bedford Falls	purchase	5/19/2006	12,500.00
Bedford Falls	purchase	5/24/2006	12,500.00
Bedford Falls	sale	5/26/2006	31,300.00
Bedford Falls	purchase	6/8/2006	87,500.00
Bedford Falls	purchase	6/9/2006	50,000.00
Bedford Falls	purchase	6/12/2006	40,000.00
Bedford Falls	purchase	6/13/2006	10,000.00

Bedford Falls	purchase	6/13/2006	5,000.00
Bedford Falls	purchase	6/14/2006	11,300.00
Bedford Falls	purchase	9/5/2006	8,500.00
Bedford Falls	purchase	9/6/2006	20,400.00
Bedford Falls	purchase	9/7/2006	16,300.00
Bedford Falls	purchase	9/8/2006	14,800.00
Metropolitan Capital Advisors International Ltd.	purchase	10/26/2004	4,540.00
Metropolitan Capital Advisors International Ltd.	purchase	11/2/2004	699.00
Metropolitan Capital Advisors International Ltd.	sale	12/1/2004	800.00
Metropolitan Capital Advisors International Ltd.	sale	12/2/2004	4,439.00
Metropolitan Capital Advisors International Ltd.	sell short	1/20/2005	2,125.00
Metropolitan Capital Advisors International Ltd.	sell short	1/21/2005	11,075.00
Metropolitan Capital Advisors International Ltd.	cover short	1/21/2005	13,200.00
Metropolitan Capital Advisors International Ltd.	purchase	1/23/2006	8,900.00
Metropolitan Capital Advisors International Ltd.	purchase	1/26/2006	2,200.00
Metropolitan Capital Advisors International Ltd.	sale	2/17/2006	11,100.00
Metropolitan Capital Advisors International Ltd.	purchase	3/15/2006	27,200.00
Metropolitan Capital Advisors International Ltd.	purchase	4/24/2006	9,100.00
Metropolitan Capital Advisors International Ltd.	purchase	5/1/2006	200.00
Metropolitan Capital Advisors International Ltd.	purchase	5/19/2006	10,600.00
Metropolitan Capital Advisors International Ltd.	purchase	5/24/2006	10,600.00
Metropolitan Capital Advisors International Ltd.	sale	5/26/2006	26,600.00
Metropolitan Capital Advisors International Ltd.	purchase	6/8/2006	72,800.00
Metropolitan Capital Advisors International Ltd.	purchase	6/9/2006	41,700.00
Metropolitan Capital Advisors International Ltd.	purchase	6/12/2006	33,200.00
Metropolitan Capital Advisors International Ltd.	purchase	6/13/2006	8,300.00
Metropolitan Capital Advisors International Ltd.	purchase	6/13/2006	4,200.00
Metropolitan Capital Advisors International Ltd.	purchase	6/14/2006	8,700.00
Metropolitan Capital Advisors International Ltd.	purchase	9/5/2006	6,500.00
Metropolitan Capital Advisors International Ltd.	purchase	9/6/2006	15,600.00
Metropolitan Capital Advisors International Ltd.	purchase	9/7/2006	12,400.00
Metropolitan Capital Advisors International Ltd.	purchase	9/8/2006	11,200.00
Separate Accounts
Separate Accounts	purchase	10/26/2004	1,700.00
Separate Accounts	purchase	10/26/2004	1,300.00

Separate Accounts	purchase	10/26/2004	700.00
Separate Accounts	purchase	10/26/2004	1,600.00
Separate Accounts	purchase	10/26/2004	400.00
Separate Accounts	sale	12/2/2004	1,700.00
Separate Accounts	sale	12/2/2004	1,300.00
Separate Accounts	sale	12/2/2004	700.00
Separate Accounts	sale	12/2/2004	1,600.00
Separate Accounts	sale	12/2/2004	400.00
Separate Accounts	sell short	1/20/2005	1,111.00
Separate Accounts	sell short	1/20/2005	700.00
Separate Accounts	sell short	1/20/2005	800.00
Separate Accounts	sell short	1/20/2005	100.00
Separate Accounts	sell short	1/20/2005	900.00
Separate Accounts	sell short	1/20/2005	200.00
Separate Accounts	sell short	1/21/2005	5,789.00
Separate Accounts	cover short	1/21/2005	6,900.00
Separate Accounts	sell short	1/21/2005	3,500.00
Separate Accounts	cover short	1/21/2005	4,200.00
Separate Accounts	sell short	1/21/2005	4,400.00
Separate Accounts	cover short	1/21/2005	5,200.00
Separate Accounts	sell short	1/21/2005	500.00
Separate Accounts	cover short	1/21/2005	600.00
Separate Accounts	sell short	1/21/2005	4,600.00
Separate Accounts	cover short	1/21/2005	5,500.00
Separate Accounts	sell short	1/21/2005	1,000.00
Separate Accounts	cover short	1/21/2005	1,200.00
Separate Accounts	purchase	1/23/2006	8,600.00
Separate Accounts	purchase	1/23/2006	4,900.00
Separate Accounts	purchase	1/23/2006	3,000.00
Separate Accounts	purchase	1/23/2006	700.00
Separate Accounts	purchase	1/23/2006	3,400.00
Separate Accounts	purchase	1/23/2006	1,300.00
Separate Accounts	purchase	1/26/2006	500.00
Separate Accounts	purchase	1/26/2006	1,200.00
Separate Accounts	purchase	1/26/2006	800.00
Separate Accounts	purchase	1/26/2006	200.00
Separate Accounts	purchase	1/26/2006	900.00
Separate Accounts	purchase	1/26/2006	400.00
Separate Accounts	sale	2/1/2006	500.00
Separate Accounts	purchase	2/8/2006	400.00
Separate Accounts	sale	2/17/2006	9,100.00
Separate Accounts	sale	2/17/2006	6,100.00
Separate Accounts	sale	2/17/2006	4,200.00
Separate Accounts	sale	2/17/2006	900.00
Separate Accounts	sale	2/17/2006	3,800.00
Separate Accounts	sale	2/17/2006	1,700.00

Separate Accounts	purchase	3/15/2006	21,100.00
Separate Accounts	purchase	3/15/2006	14,700.00
Separate Accounts	purchase	3/15/2006	10,000.00
Separate Accounts	purchase	3/15/2006	2,000.00
Separate Accounts	purchase	3/15/2006	8,500.00
Separate Accounts	purchase	3/15/2006	4,000.00
Separate Accounts	sale	3/31/2006	800.00
Separate Accounts	sale	3/31/2006	5,000.00
Separate Accounts	purchase	4/5/2006	1,900.00
Separate Accounts	purchase	4/24/2006	6,800.00
Separate Accounts	purchase	4/24/2006	4,900.00
Separate Accounts	purchase	4/24/2006	4,000.00
Separate Accounts	purchase	4/24/2006	700.00
Separate Accounts	purchase	4/24/2006	1,100.00
Separate Accounts	purchase	4/24/2006	1,300.00
Separate Accounts	purchase	5/1/2006	2,700.00
Separate Accounts	sale	5/1/2006	200.00
Separate Accounts	sale	5/1/2006	400.00
Separate Accounts	purchase	5/19/2006	8,800.00
Separate Accounts	purchase	5/19/2006	5,700.00
Separate Accounts	purchase	5/19/2006	4,700.00
Separate Accounts	purchase	5/19/2006	800.00
Separate Accounts	purchase	5/19/2006	1,200.00
Separate Accounts	purchase	5/19/2006	1,500.00
Separate Accounts	purchase	5/24/2006	8,800.00
Separate Accounts	purchase	5/24/2006	5,700.00
Separate Accounts	purchase	5/24/2006	4,700.00
Separate Accounts	purchase	5/24/2006	800.00
Separate Accounts	purchase	5/24/2006	1,200.00
Separate Accounts	purchase	5/24/2006	1,500.00
Separate Accounts	sale	5/26/2006	21,900.00
Separate Accounts	sale	5/26/2006	14,200.00
Separate Accounts	sale	5/26/2006	11,800.00
Separate Accounts	sale	5/26/2006	1,900.00
Separate Accounts	sale	5/26/2006	3,100.00
Separate Accounts	sale	5/26/2006	3,800.00
Separate Accounts	purchase	6/8/2006	54,500.00
Separate Accounts	purchase	6/8/2006	39,400.00
Separate Accounts	purchase	6/8/2006	32,200.00
Separate Accounts	purchase	6/8/2006	5,400.00
Separate Accounts	purchase	6/8/2006	8,400.00
Separate Accounts	purchase	6/8/2006	10,700.00
Separate Accounts	purchase	6/9/2006	31,200.00
Separate Accounts	purchase	6/9/2006	22,500.00
Separate Accounts	purchase	6/9/2006	18,400.00
Separate Accounts	purchase	6/9/2006	3,100.00

Separate Accounts	purchase	6/9/2006	4,800.00
Separate Accounts	purchase	6/9/2006	6,100.00
Separate Accounts	purchase	6/12/2006	24,900.00
Separate Accounts	purchase	6/12/2006	18,000.00
Separate Accounts	purchase	6/12/2006	14,700.00
Separate Accounts	purchase	6/12/2006	2,500.00
Separate Accounts	purchase	6/12/2006	3,800.00
Separate Accounts	purchase	6/12/2006	4,900.00
Separate Accounts	purchase	6/13/2006	6,200.00
Separate Accounts	purchase	6/13/2006	3,100.00
Separate Accounts	purchase	6/13/2006	4,500.00
Separate Accounts	purchase	6/13/2006	2,300.00
Separate Accounts	purchase	6/13/2006	3,700.00
Separate Accounts	purchase	6/13/2006	1,800.00
Separate Accounts	purchase	6/13/2006	600.00
Separate Accounts	purchase	6/13/2006	300.00
Separate Accounts	purchase	6/13/2006	1,000.00
Separate Accounts	purchase	6/13/2006	500.00
Separate Accounts	purchase	6/13/2006	1,200.00
Separate Accounts	purchase	6/13/2006	600.00
Separate Accounts	purchase	6/14/2006	4,100.00
Separate Accounts	purchase	6/14/2006	4,700.00
Separate Accounts	purchase	6/14/2006	400.00
Separate Accounts	purchase	6/14/2006	1,000.00
Separate Accounts	purchase	6/14/2006	1,200.00
Separate Accounts	purchase	8/28/2006	47,600.00
Separate Accounts	sale	8/28/2006	24,600.00
Separate Accounts	sale	8/28/2006	23,000.00
Separate Accounts	purchase	9/5/2006	1,800.00
Separate Accounts	purchase	9/5/2006	3,000.00
Separate Accounts	purchase	9/5/2006	3,700.00
Separate Accounts	purchase	9/5/2006	1,100.00
Separate Accounts	purchase	9/5/2006	400.00
Separate Accounts	purchase	9/5/2006	1,000.00
Separate Accounts	purchase	9/6/2006	4,400.00
Separate Accounts	purchase	9/6/2006	7,300.00
Separate Accounts	purchase	9/6/2006	8,900.00
Separate Accounts	purchase	9/6/2006	2,800.00
Separate Accounts	purchase	9/6/2006	1,000.00
Separate Accounts	purchase	9/6/2006	2,500.00
Separate Accounts	purchase	9/7/2006	3,500.00
Separate Accounts	purchase	9/7/2006	5,800.00
Separate Accounts	purchase	9/7/2006	7,100.00
Separate Accounts	purchase	9/7/2006	2,200.00
Separate Accounts	purchase	9/7/2006	800.00
Separate Accounts	purchase	9/7/2006	2,000.00

Separate Accounts	purchase	9/8/2006	3,300.00
Separate Accounts	purchase	9/8/2006	3,400.00
Separate Accounts	purchase	9/8/2006	6,300.00
Separate Accounts	purchase	9/8/2006	1,000.00
Separate Accounts	purchase	9/8/2006	800.00
Separate Accounts	purchase	9/8/2006	1,800.00
Bedford Falls	purchase	5/19/2005	31,500.00	*
Bedford Falls	purchase	6/14/2005	20,400.00	*
Bedford Falls	sale	7/8/2005	21,000.00	**
Bedford Falls	sale	7/11/2005	9,500.00	**
Bedford Falls	sale	7/12/2005	10,900.00	**
Bedford Falls		7/15/2005	—	***
Bedford Falls	sell short	5/19/2005	31,500.00	****
Bedford Falls	sell short	6/14/2005	20,400.00	****
Bedford Falls	cover short	7/8/2005	21,000.00	*****
Bedford Falls	cover short	7/11/2005	9,500.00	*****
Bedford Falls	cover short	7/12/2005	10,900.00	*****
Bedford Falls		7/15/2005	—	******
Bedford Falls	purchase	5/19/2005	31,500.00	*
Bedford Falls	sale	6/14/2005	20,400.00	**
Bedford Falls	sale	6/16/2005	5,200.00	**
Bedford Falls		6/17/2005	—	*******
Bedford Falls	sell short	5/19/2005	31,500.00	****
Bedford Falls	cover short	6/14/2005	20,400.00	*****
Bedford Falls	cover short	6/16/2005	5,200.00	*****
Bedford Falls		6/17/2005	—	*******
Bedford Falls	purchase	12/16/2004	16,000.00	*
Bedford Falls	purchase	12/20/2004	21,500.00	*
Bedford Falls	purchase	12/21/2004	8,500.00	*
Bedford Falls	purchase	12/22/2004	9,000.00	*
Bedford Falls		1/21/2005	—	*******
Metropolitan Capital Advisors International Ltd.	purchase	12/16/2004	17,400.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/17/2004	700.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/20/2004	30,000.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/21/2004	11,100.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/22/2004	11,400.00	*
Metropolitan Capital Advisors International Ltd.	purchase	1/19/2005	1,700.00	*
Metropolitan Capital Advisors International Ltd.		1/21/2005	—	*******
Metropolitan Capital Advisors International Ltd.	purchase	5/19/2005	40,600.00	*
Metropolitan Capital Advisors International Ltd.	purchase	6/14/2005	26,300.00	*
Metropolitan Capital Advisors International Ltd.	sale	6/30/2005	13,800.00	**

Metropolitan Capital Advisors International Ltd.	sale	7/8/2005	35,400.00	**
Metropolitan Capital Advisors International Ltd.	sale	7/12/2005	6,500.00	**
Metropolitan Capital Advisors International Ltd.		7/15/2005	—	***
Metropolitan Capital Advisors International Ltd.	sell short	5/19/2005	40,600.00	****
Metropolitan Capital Advisors International Ltd.	sell short	6/14/2005	26,300.00	****
Metropolitan Capital Advisors International Ltd.	cover short	6/30/2005	13,800.00	*****
Metropolitan Capital Advisors International Ltd.	cover short	7/8/2005	35,400.00	*****
Metropolitan Capital Advisors International Ltd.	cover short	7/12/2005	6,500.00	*****
Metropolitan Capital Advisors International Ltd.		7/15/2005		******
Metropolitan Capital Advisors International Ltd.	purchase	5/19/2005	40,600.00	*
Metropolitan Capital Advisors International Ltd.	sale	6/14/2005	26,300.00	**
Metropolitan Capital Advisors International Ltd.	sale	6/16/2005	6,700.00	**
Metropolitan Capital Advisors International Ltd.		6/17/2005		*******
Metropolitan Capital Advisors International Ltd.	sell short	5/19/2005	40,600.00	****
Metropolitan Capital Advisors International Ltd.	cover short	6/14/2005	26,300.00	*****
Metropolitan Capital Advisors International Ltd.	cover short	6/16/2005	6,700.00	*****
Metropolitan Capital Advisors International Ltd.		6/17/2005		*******
Separate Accounts	purchase	12/16/2004	8,100.00	*
Separate Accounts	purchase	12/17/2004	700.00	*
Separate Accounts	purchase	12/20/2004	17,300.00	*
Separate Accounts	purchase	12/21/2004	6,000.00	*
Separate Accounts	purchase	12/22/2004	6,100.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	23,900.00	*
Separate Accounts	purchase	6/14/2005	15,500.00	*
Separate Accounts	sale	6/30/2005	900.00	**
Separate Accounts	sale	7/8/2005	16,800.00	**
Separate Accounts	sale	7/11/2005	6,100.00	**
Separate Accounts	sale	7/12/2005	7,600.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	23,900.00	****
Separate Accounts	sell short	6/14/2005	15,500.00	****
Separate Accounts	cover short	6/30/2005	900.00	*****
Separate Accounts	cover short	7/8/2005	16,800.00	*****
Separate Accounts	cover short	7/11/2005	6,100.00	*****
Separate Accounts	cover short	7/12/2005	7,600.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	23,900.00	*
Separate Accounts	sale	6/14/2005	15,500.00	**

Separate Accounts	sale	6/16/2005	3,900.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	23,900.00	****
Separate Accounts	cover short	6/14/2005	15,500.00	*****
Separate Accounts	cover short	6/16/2005	3,900.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	5,000.00	*
Separate Accounts	purchase	12/20/2004	10,600.00	*
Separate Accounts	purchase	12/21/2004	3,600.00	*
Separate Accounts	purchase	12/22/2004	3,700.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	13,100.00	*
Separate Accounts	purchase	6/14/2005	8,500.00	*
Separate Accounts	sale	7/8/2005	8,600.00	**
Separate Accounts	sale	7/11/2005	4,000.00	**
Separate Accounts	sale	7/12/2005	4,400.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	13,100.00	****
Separate Accounts	sell short	6/14/2005	8,500.00	****
Separate Accounts	cover short	7/8/2005	8,600.00	*****
Separate Accounts	cover short	7/11/2005	4,000.00	*****
Separate Accounts	cover short	7/12/2005	4,400.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	13,100.00	*
Separate Accounts	sale	6/14/2005	8,500.00	**
Separate Accounts	sale	6/16/2005	2,200.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	13,100.00	****
Separate Accounts	cover short	6/14/2005	8,500.00	*****
Separate Accounts	cover short	6/16/2005	2,200.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	4,100.00	*
Separate Accounts	purchase	12/20/2004	8,800.00	*
Separate Accounts	purchase	12/21/2004	3,100.00	*
Separate Accounts	purchase	12/22/2004	2,900.00	*
Separate Accounts	purchase	1/4/2005	8,700.00	*
Separate Accounts	purchase	1/19/2005	1,000.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	12,900.00	*
Separate Accounts	purchase	6/14/2005	8,400.00	*
Separate Accounts	sale	6/30/2005	2,800.00	**
Separate Accounts	sale	7/8/2005	12,400.00	**
Separate Accounts	sale	7/12/2005	3,000.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	12,900.00	****
Separate Accounts	sell short	6/14/2005	8,400.00	****
Separate Accounts	cover short	6/30/2005	2,800.00	*****

Separate Accounts	cover short	7/8/2005	12,400.00	*****
Separate Accounts	cover short	7/12/2005	3,000.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	12,900.00	*
Separate Accounts	sale	6/14/2005	8,400.00	**
Separate Accounts	sale	6/16/2005	2,200.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	12,900.00	****
Separate Accounts	cover short	6/14/2005	8,400.00	*****
Separate Accounts	cover short	6/16/2005	2,200.00	*****
Separate Accounts		6/17/2005		*******
Separate Accounts	purchase	12/16/2004	700.00	*
Separate Accounts	purchase	12/20/2004	1,400.00	*
Separate Accounts	purchase	12/21/2004	500.00	*
Separate Accounts	purchase	12/22/2004	500.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	1,800.00	*
Separate Accounts	purchase	6/14/2005	1,200.00	*
Separate Accounts	sale	7/8/2005	1,200.00	**
Separate Accounts	sale	7/11/2005	600.00	**
Separate Accounts	sale	7/12/2005	600.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	1,800.00	****
Separate Accounts	sell short	6/14/2005	1,200.00	****
Separate Accounts	cover short	7/8/2005	1,200.00	*****
Separate Accounts	cover short	7/11/2005	600.00	*****
Separate Accounts	cover short	7/12/2005	600.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	1,800.00	*
Separate Accounts	sale	6/14/2005	1,200.00	**
Separate Accounts	sale	6/16/2005	300.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	1,800.00	****
Separate Accounts	cover short	6/14/2005	1,200.00	*****
Separate Accounts	cover short	6/16/2005	300.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	6,900.00	*
Separate Accounts	purchase	12/20/2004	13,900.00	*
Separate Accounts	purchase	12/21/2004	4,800.00	*
Separate Accounts	purchase	12/22/2004	4,900.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	19,000.00	*
Separate Accounts	purchase	6/14/2005	12,300.00	*
Separate Accounts	sale	6/30/2005	800.00	**
Separate Accounts	sale	7/8/2005	13,900.00	**
Separate Accounts	sale	7/11/2005	4,500.00	**
Separate Accounts	sale	7/12/2005	6,000.00	**

Separate Accounts		7/15/2005	–	***
Separate Accounts	sell short	5/19/2005	19,000.00	****
Separate Accounts	sell short	6/14/2005	12,300.00	****
Separate Accounts	cover short	6/30/2005	800.00	*****
Separate Accounts	cover short	7/8/2005	13,900.00	*****
Separate Accounts	cover short	7/11/2005	4,500.00	*****
Separate Accounts	cover short	7/12/2005	6,000.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	19,000.00	*
Separate Accounts	sale	6/14/2005	12,300.00	**
Separate Accounts	sale	6/16/2005	3,100.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	19,000.00	****
Separate Accounts	cover short	6/14/2005	12,300.00	*****
Separate Accounts	cover short	6/16/2005	3,100.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	1,500.00	*
Separate Accounts	purchase	12/20/2004	3,100.00	*
Separate Accounts	purchase	12/21/2004	900.00	*
Separate Accounts	purchase	12/22/2004	1,100.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	3,700.00	*
Separate Accounts	purchase	6/14/2005	2,400.00	*
Separate Accounts	sale	7/8/2005	2,400.00	**
Separate Accounts	sale	7/11/2005	1,100.00	**
Separate Accounts	sale	7/12/2005	1,300.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	3,700.00	****
Separate Accounts	sell short	6/14/2005	2,400.00	****
Separate Accounts	cover short	7/8/2005	2,400.00	*****
Separate Accounts	cover short	7/11/2005	1,100.00	*****
Separate Accounts	cover short	7/12/2005	1,300.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	2,700.00	*
Separate Accounts	purchase	5/19/2005	1,000.00	*
Separate Accounts	sale	6/14/2005	2,400.00	**
Separate Accounts	sale	6/16/2005	600.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	3,700.00	****
Separate Accounts	cover short	6/14/2005	2,400.00	*****
Separate Accounts	cover short	6/16/2005	600.00	*****
Separate Accounts		6/17/2005	—	*******

*	Open market purchase of options
**	Open market sale of options
***	Shares purchased relating to option exercise
****	Open market short sale of options
*****	Open market cover short of options
******	Shares sold relating to option assignment
*******	Option expiration

IMPORTANT

Please review this document and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1.	If your shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to D.F. King & Co., Inc. (“D.F. King”), in the postage-paid envelope provided today.

2.	If you have previously signed and returned a [white] proxy card to Cyberonics, you have every right to change your vote. Only your latest dated card will count. You may revoke any [white] proxy card already sent to Cyberonics by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2006 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2006 Annual Meeting to D.F. King, or by voting in person at the 2006 Annual Meeting.

3.	If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed GOLD proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

4.	After signing the enclosed GOLD proxy card, do not sign or return the [white] proxy card, even as a sign of protest, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor.

D.F. King & Co., Inc.

48 Water Street

New York, NY 10005

Call Toll-Free: (800) 488-8075

Banks and Brokerage Firms Call: (212) 269-5550

CYBERONICS, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE FOR

CONCERNED CYBERONICS’ SHAREHOLDERS (COLLECTIVELY, THE

“COMMITTEE”)

P R O X Y

The undersigned appoints Karen Finerman and Jeffrey Schwarz, and each of them, agents with full power of substitution to vote all shares of common stock of Cyberonics, Inc. (“Cyberonics” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Stockholders of the Company scheduled to be held at                                 ,                     ,                                          , on                                     ,      2006, at     :         .M. (local time), and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The solicitation is being made on behalf of The Committee and the participants: Metropolitan SPV, L.P., Metropolitan SPV GP, L.L.C., Bedford Falls Investors, L.P., Metropolitan Capital Advisors, L.P., Metropolitan Capital Advisors, Inc., Metropolitan Capital Partners II, L.P., KJ Advisors, Inc., Metropolitan Capital Advisors International Limited, Metropolitan Capital Partners III, L.P., Metropolitan Capital III, Inc., Metropolitan Capital Advisors Select Fund, L.P., Metropolitan Capital Select, L.L.C., Jeffrey E. Schwarz, Karen Finerman, Eric J. Nestler and Arthur L. Rosenthal.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Committee a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ PLEASE MARK VOTE AS IN THIS EXAMPLE

Proposal 1 - The Committee’s Proposal to Elect Eric J. Nestler, Arthur L. Rosenthal, Jeffrey E. Schwarz. There is no assurance that the nominees of Cyberonics management will serve if elected with Eric J. Nestler, Arthur L. Rosenthal, Jeffrey E. Schwarz

Nominees: - Eric J. Nestler - Arthur L. Rosenthal - Jeffrey E. Schwarz	FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEE(S) ☐	FOR ALL EXCEPT NOMINEES WRITTEN BELOW ☐

The Committee intends to use this proxy to vote (i) FOR Messrs. Nestler, Rosenthal and Schwarz and (ii) FOR the candidates who have been nominated by the Company to serve as directors other than                         ,                          and                          for whom the Committee is NOT seeking authority to vote for and WILL NOT exercise any such authority. You should refer to the Company’s Proxy Statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Committee nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Committee nominee(s). You may also withhold authority to vote for one or more additional Company nominees by writing the name of the nominee(s) below.

THE COMMITTEE STRONGLY RECOMMENDS YOU VOTE IN FAVOR OF

PROPOSAL 1.

Proposal 2 - To ratify the appointment of KPMG LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending April 27, 2007

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE COMMITTEE MAKES NO RECOMMENDATION ON PROPOSAL 2.

DATED:
(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.